Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,726.34
Total Transaction Valuation	56,997,621.00
Total Offset Amount	0.00
Net Fee	$ 8,726.34